                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 relating to debt obligations of, warrants, options, rights, preferred stock and common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on September 21, 1999, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     Signature                          Title
     ---------                          -----

/s/ John H. Bryan
----------------------------            Director
John H. Bryan

/s/ James S. Crown
----------------------------            Director
James S. Crown

/s/ James Dimon
----------------------------            Principal Executive Officer and Director
James Dimon

/s/ Dr. Maureen A. Fay, O.P.
----------------------------            Director
Dr. Maureen A. Fay, O.P.

/s/ John R. Hall
----------------------------            Director
John R. Hall

/s/ Laban P. Jackson, Jr.
----------------------------            Director
Laban P. Jackson, Jr.

/s/ John W. Kessler
----------------------------            Director
John W. Kessler

/s/ Richard A. Manoogian
----------------------------            Director
Richard A. Manoogian

/s/ William T. McCormick
--------------------------------        Director
William T. McCormick

/s/ John W. Rogers, Jr.
--------------------------------        Director
John W. Rogers, Jr.

/s/ Frederick P. Stratton, Jr.
--------------------------------        Director
Frederick P. Stratton, Jr.


________________________________        Director
Robert D. Walter


Dated April 18, 2000

/s/ Melissa Moore                  Principal Accounting Officer
----------------------------
Melissa Moore


Dated September 25, 2001

/s/ Charles W. Scharf
----------------------------                    Principal Financial Officer
Charles W. Scharf


Dated July 18, 2000